Exhibit 10.1

Letter Agreement dated November 18, 2019 by Sponsor, Initial Stockholders, Officers and Directors

Letter Agreement From Sponsor

November 18, 2019

GreenVision Acquisition Corp

One Penn Plaza, 36th Floor

New York, NY 10019

I-Bankers Securities, Inc.

535 5th Avenue

Suite 423

New York, New York 10017

Re:	GreenVision Acquisition Corp.

Initial Public Offering  - Insiders’ Waiver and Voting Agreements

Ladies and Gentlemen:

This letter is being delivered to you in accordance with the Underwriting Agreement dated as of November 18, 2019 (the “Underwriting Agreement”) entered into by and between GreenVision Acquisition Corp., a Delaware corporation (the “Company”), and I-Bankers Securities Inc. as representative (the “Representative”) of the several Underwriters named in Schedule A thereto (the “Underwriters”), relating to an underwritten initial public offering (the “IPO”) under the Securities Act of 1933, as amended of the Company’s units (the “Units”), each Unit comprised of one share of the Company’s common stock, par value $0.00001 per share (the “Common Stock”), one warrant exercisable for one share of Common Stock (each, a “Warrant”), and one right to receive one-tenth (1/10) of a share of Common Stock (each, a “Right”). Certain capitalized terms used herein are defined in paragraph 14 hereof.

In order to induce the Company and the Underwriters to enter into the Underwriting Agreement and to proceed with the IPO, and in recognition of the benefit that such IPO will confer upon the undersigned, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned hereby agrees with the Company as follows:

1. If the Company solicits approval of its stockholders of a Business Combination, the undersigned will vote all shares of Common Stock beneficially owned by him, her, or it, whether acquired before, in, or after the IPO, in favor of such Business Combination.

2. (a) In the event that the Company fails to consummate a Business Combination within the time period set forth in the Company’s Amended and Restated Certificate of Incorporation, as the same may be amended from time to time (the “Certificate of Incorporation”), the undersigned will, as promptly as possible, cause the Company to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, but not more than 10 business days thereafter, redeem the IPO Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account net of interest released to the Company as permitted pursuant to the Trust Agreement, divided by the number of then outstanding IPO Shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and the Company’s board of directors, dissolve and liquidate, subject in the cases of clauses (ii) and (iii) to the Company’s obligations under Delaware law to provide for claims of creditors and other requirements of applicable law.

(b) The undersigned hereby waives any and all right, title, interest or claim of any kind in or to any distribution of the Trust Account (“Claim”) with respect to the shares of Founders’ Common Stock owned by the undersigned and hereby waives any Claim the undersigned may have in the future as a result of, or arising out of, any contracts or agreements with the Company and will not seek recourse against the Trust Account for any reason whatsoever. The undersigned acknowledges and agrees that there will be no distribution from the Trust Account with respect to any Warrants, all rights of which will terminate on the Company’s liquidation.

(c) In the event of the liquidation of the Trust Account, the undersigned agrees to indemnify and hold harmless the Company for any debts and obligations to target businesses or vendors or other entities that are owed money by the Company for services rendered or contracted for or products sold to the Company, but only to the extent necessary to ensure that such debt or obligation does not reduce the amount of funds in the Trust Account below $10.00 per share; provided that such indemnity shall not apply (i) if such vendor or prospective target business executed an agreement waiving any right, title, interest or claim of any kind they may have in or to any monies held in the Trust Account, or (ii) as to any claims under the Company’s obligation to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”).

3. The undersigned acknowledges and agrees that prior to entering into a Business Combination with a target business that is affiliated with any Insiders of the Company or their affiliates, such transaction must be approved by a majority of the Company’s disinterested independent directors and the Company must obtain an opinion from an independent investment banking firm, or another independent entity that commonly renders valuation opinions, that such Business Combination is fair to the Company’s unaffiliated stockholders from a financial point of view.

4. Neither the undersigned nor any affiliate of the undersigned will be entitled to receive and will not accept any compensation or other cash payment prior to, or for services rendered in order to effectuate, the consummation of the Business Combination; provided that the Company shall be allowed to make the payments set forth in the Registration Statement under the caption “Prospectus Summary – The Offering – Limited payments to insiders.”

5. Neither the undersigned nor any affiliate of the undersigned will be entitled to receive or accept a finder’s fee or any other compensation in the event either of the undersigned or any affiliate of the undersigned originates a Business Combination.

6. (a) The undersigned will place into escrow all shares of Common Stock owned by him/her/it pursuant to the terms of a Stock Escrow Agreement which the Company will enter into with the undersigned and Continental Stock Transfer and Trust Company.

(b) The undersigned agrees that until after the Company consummates a Business Combination, all Sponsor Common Stock and/or Private Securities owned by him/her/it will be subject to the transfer restrictions described in the Subscription Agreement relating to the undersigned’s Sponsor Common Stock and/or Private Securities.

7. (a) In order to minimize potential conflicts of interest that may arise from multiple corporate affiliations, the undersigned hereby agrees that until the earliest of the Company’s initial Business Combination or liquidation, the undersigned shall present to the Company for its consideration, prior to presentation to any other entity, any suitable target business, subject to any pre-existing fiduciary or contractual obligations the undersigned might have.

(b) The undersigned hereby agrees and acknowledges that (i) each of the Underwriters and the Company may be irreparably injured in the event of a breach of any of the obligations contained in this letter, (ii) monetary damages may not be an adequate remedy for such breach and (iii) the non-breaching party shall be entitled to injunctive relief, in addition to any other remedy that such party may have in law or in equity, in the event of such breach.

8. The undersigned agrees to be the Sponsor and Promoter of the Company until the earlier of the consummation by the Company of a Business Combination or the liquidation of the Company. The undersigned’s biographical information previously furnished to the Company and the Representative is true and accurate in all respects, does not omit any material information with respect to the undersigned’s background and contains all of the information required to be disclosed pursuant to Item 401 of Regulation S-K, promulgated under the Securities Act. The undersigned’s FINRA Questionnaire previously furnished to the Company and the Representative is true and accurate in all respects. The undersigned represents and warrants that:

(a) he/she/it has never had a petition under the federal bankruptcy laws or any state insolvency law been filed by or against (i) him/her/it or any partnership in which he/she/it was a general partner at or within two years before the time of filing; or (ii) any corporation or business association of which he/she/it was an executive officer at or within two years before the time of such filing;

(b) he/she/it has never had a receiver, fiscal agent or similar officer been appointed by a court for his/her/its business or property, or any such partnership;

(c) he/she/it has never been convicted of fraud in a civil or criminal proceeding;

(d) he/she/it/ has never been convicted in a criminal proceeding or named the subject of a pending criminal proceeding (excluding traffic violations and minor offenses);

(e) he/she/it has never been the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining or otherwise limiting him/her/it from (i) acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission (“CFTC”) or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or from engaging in or continuing any conduct or practice in connection with any such activity; or (ii) engaging in any type of business practice; or (iii) engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of federal or state securities or federal commodities laws;

(f) he/she/it has never been the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any federal or state authority barring, suspending or otherwise limiting for more than 60 days his/her/its right to engage in any activity described in 9(e)(i) above, or to be associated with persons engaged in any such activity;

(g) he/she/it has never been found by a court of competent jurisdiction in a civil action or by the SEC to have violated any federal or state securities law, where the judgment in such civil action or finding by the SEC has not been subsequently reversed, suspended or vacated;

(h) he/she/it has never been found by a court of competent jurisdiction in a civil action or by the CFTC to have violated any federal commodities law, where the judgment in such civil action or finding by the CFTC has not been subsequently reversed, suspended or vacated;

(i) he/she/it has never been the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of (i) any Federal or State securities or commodities law or regulation, (ii) any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and desist order, or removal or prohibition order or (iii) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity;

(j) he/she/it has never been the subject of, or party to, any sanction or order, not subsequently reversed, suspended or vacated, or any self-regulatory organization, any registered entity, or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member;

(k) he/she/it has never been convicted of any felony or misdemeanor: (i) in connection with the purchase or sale of any security; (ii) involving the making of any false filing with the SEC; or (iii) arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment advisor or paid solicitor of purchasers of securities;

(l) he/she/it was never subject to a final order of a state securities commission (or an agency of officer of a state performing like functions); a state authority that supervises or examines banks, savings associations, or credit unions; a state insurance commission (or an agency or officer of a state performing like functions); an appropriate federal banking agency; the Commodity Futures Trading Commission; or the National Credit Union Administration that is based on a violation of any law or regulation that prohibits fraudulent, manipulative, or deceptive conduct;

(m) he/she/it has never been subject to any order, judgment or decree of any court of competent jurisdiction, that, at the time of such sale, restrained or enjoined him/her/it from engaging or continuing to engage in any conduct or practice: (i) in connection with the purchase or sale of any security; (ii) involving the making of any false filing with the SEC; or (iii) arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities;

(n) he/she/it has never been subject to any order of the SEC that orders him/her/it to cease and desist from committing or causing a future violation of: (i) any scienter-based anti-fraud provision of the federal securities laws, including, but not limited to, Section 17(a)(1) of the Securities Act, Section 10(b) of the Exchange Act and Rule 10b-5 thereunder, and Section 206(1) of the Advisers Act or any other rule or regulation thereunder; or (ii) Section 5 of the Securities Act;

(o) he/she/it has never been named as an underwriter in any registration statement or Regulation A offering statement filed with the SEC that was the subject of a refusal order, stop order, or order suspending the Regulation A exemption, or is, currently, the subject of an investigation or proceeding to determine whether a stop order or suspension order should be issued;

(p) he/she/it has never been subject to a United States Postal Service false representation order, or is currently subject to a temporary restraining order or preliminary injunction with respect to conduct alleged by the United States Postal Service to constitute a scheme or device for obtaining money or property through the mail by means of false representations;

(q) he/she/it is not subject to a final order of a state securities commission (or an agency of officer of a state performing like functions); a state authority that supervises or examines banks, savings associations, or credit unions; a state insurance commission (or an agency or officer of a state performing like functions); an appropriate federal banking agency; the Commodity Futures Trading Commission; or the National Credit Union Administration that bars the undersigned from: (i) association with an entity regulated by such commission, authority, agency or officer; (ii) engaging in the business of securities, insurance or banking; or (iii) engaging in savings association or credit union activities;

(r) he/she/it is not subject to an order of the SEC entered pursuant to section 15(b) or 15B(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or section 203(e) or 203(f) of the Investment Advisers Act of 1940, as amended (the “Advisers Act”), that: (i) suspends or revokes the undersigned’s registration as a broker, dealer, municipal securities dealer or investment adviser; (ii) places limitations on the activities, functions or operations of, or imposes civil money penalties on, such person; or (iii) bars the undersigned from being associated with any entity or from participating in the offering of any penny stock; and

(s) he/she/it has never been suspended or expelled from membership in, or suspended or barred from association with a member of, a securities self-regulatory organization (e.g., a registered national securities exchange or a registered national or affiliated securities association) for any act or omission to act constituting conduct inconsistent with just and equitable principles of trade.

9. The undersigned has full right and power, without violating any agreement by which he, she or it is bound, to enter into this letter agreement [and to serve as a director and/or officer of the Company].

10. The undersigned hereby waives any right to exercise conversion rights with respect to any shares of the Company’s common stock owned or to be owned by the undersigned, directly or indirectly (or to sell such shares to the Company in a tender offer), whether such shares be part of the Founders’ Common Stock or shares purchased by the undersigned in the IPO or in the aftermarket, and agrees not to seek conversion with respect to such shares in connection with any vote to approve a Business Combination (or sell such shares to the Company in a tender offer in connection with such a Business Combination).

11. (a) The undersigned hereby agrees to not propose, or vote in favor of, approving a definitive agreement for a Business Combination unless the Company has (i) announced that it has entered into a definitive agreement for an initial business combination or (ii) failed to timely consummate its initial business combination and has liquidated its trust account.

(b) The undersigned hereby agrees to not propose, or vote in favor of, an amendment to Article [Sixth] of the Certificate of Incorporation prior to the consummation of a Business Combination unless the Company provides public stockholders with the opportunity to convert their shares of Common Stock upon such approval in accordance with such Article Sixth thereof.

12. In the event that the Company does not consummate a Business Combination and must liquidate and its remaining net assets are insufficient to complete such liquidation so that amounts in trust would not equal $10.00 per share, the undersigned agrees to advance such funds necessary to complete such liquidation and agrees not to seek repayment for such expenses.

13. This letter agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction. Each of the Company and the undersigned hereby (i) agrees that any action, proceeding or claim against him arising out of or relating in any way to this letter agreement (a “Proceeding”) shall be brought and enforced in the courts of the State of New York of the United States of America for the Southern District of New York, and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive and (ii) waives any objection to such exclusive jurisdiction and that such courts represent an inconvenient forum. The undersigned irrevocably agrees to appoint [the law firm of Becker & Poliakoff LLP] as agent for the service of process in the State of New York to receive, for the undersigned and on his behalf, service of process in any Proceeding. If for any reason such agent is unable to act as such, the undersigned will promptly notify the Company and the Representative and appoint a substitute agent acceptable to each of the Company and the Representative within 30 days and nothing in this letter will affect the right of either party to serve process in any other manner permitted by law.

14. As used herein, (i) a “Business Combination” means a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities; (ii) “Insiders” means all officers, directors and sponsor of the Company immediately prior to the IPO; (iii) “Sponsor’s Common Stock” means all of the shares of Common Stock of the Company acquired by an Insider prior to the IPO; (iv) “IPO Shares” means the shares of Common Stock issued in the Company’s IPO; (v) “Private Securities” means the warrants that are being sold privately by the Company to the sponsor simultaneously with the consummation of the IPO; (vi) “Trust Agreement” means the Investment Management Trust Agreement between the Company and Continental Stock Transfer & Trust Company being entered into in connection with the IPO and governing the use of funds held in the Trust Account; (vii) “Trust Account” means the trust account into which a portion of the net proceeds of the IPO will be deposited; and (viii) “Registration Statement” means the Company’s registration statement on Form S-1 (SEC File No. 333-234282) filed with the Securities and Exchange Commission.

15. All communications hereunder, except as herein otherwise specifically provided, shall be in writing and shall be mailed, delivered by hand or reputable overnight courier or delivered by facsimile transmission (with printed confirmation of receipt) and confirmed, or by electronic transmission via PDF, and shall be deemed given when so mailed, delivered, or faxed or transmitted (or if mailed, three days after such mailing):

If to the Representative:

I-Bankers Securities, Inc.

535 5th Avenue

Suite 423

New York, New York 10017

Attn.: Mike McCrory, CEO

Email: mike@ibsgroup.net

Copy to (which copy shall not be deemed to constitute notice to the Representative):

Schiff Hardin LLP

901 K Street NW

Suite 700

Washington, DC 20001

Attn: Ralph V. De Martino, Esq.

Email: rdemartino@schiffhardin.com

Fax: (202) 778-6460

If to the Company:

GreenVision Acquisition Corp.

One Penn Plaza, 36th Floor

New York, NY 10019

Attn: David Fu, Chief Executive Officer

Email: david.fu@glo.com.cn

Copy to (which copy shall not be deemed to constitute notice to the Company):

Becker & Poliakoff LLP

45 Broadway, 17th Floor

New York, New York 10006

Attn: Brian Daughney, Esq.

Email: bdaughney@beckerlawyers.com

Fax: (212) 599-3322

If to the Sponsor to:

GreenVision Capital Holdings LLC

No. 10-37C, Lane One, Weifang West Road,

Pudong District, Shanghai 200122

Attn: David Fu, Chief Executive Officer

Email: david.fu@glo.com.cn

16. This Letter Agreement constitutes the entire agreement and understanding of the parties hereto in respect of the subject matter hereof and supersedes all prior understandings, agreements, or representations by or among the parties hereto, written or oral, to the extent they relate in any way to the subject matter hereof or the transactions contemplated hereby. This Letter Agreement may not be changed, amended, modified or waived (other than to correct a typographical error) as to any particular provision, except by a written instrument executed by all parties hereto.

[signature page follows]

[signature page to Insider Letter Agreement]

16. Each of the undersigned acknowledges and understands that the Underwriters and the Company will rely upon the agreements, representations and warranties set forth herein in proceeding with the IPO. Nothing contained herein shall be deemed to render the Underwriters a representative of, or a fiduciary with respect to, the Company, its stockholders or any creditor or vendor of the Company with respect to the subject matter hereof.

Print Name of Insider:	GreenVision Capital Holdings LLC

Address of Insider:	No. 10-37C, Lane One
Weifang West Road,
Pudong District
Shanghai 200122
PRC China 84-1956089

Acknowledged and Agreed:

Dated November 18, 2019

GREENVISION CAPITAL HOLDINGS LLC

By:	/s/ Zhigeng Fu
Name:	Zhigeng (David) Fu
Title:	Principal

I-Bankers Securities, Inc.

By:	/s/ Mike McCrory
Name:	Mike McCrory
Title:	Chief Executive Officer

Letter Agreement From Officers and Directors

November 18, 2019

GreenVision Acquisition Corp

One Penn Plaza, 36th Floor

New York, NY 10019

I-Bankers Securities, Inc.

535 5th Avenue

Suite 423

New York, New York 10017

Re:	GreenVision Acquisition Corp.

Initial Public Offering  - Insiders’ Waiver and Voting Agreements

Ladies and Gentlemen:

This letter is being delivered to you in accordance with the Underwriting Agreement dated as of November 18, 2019 (the “Underwriting Agreement”) entered into by and between GreenVision Acquisition Corp., a Delaware corporation (the “Company”), and I-Bankers Securities Inc. as representative (the “Representative”) of the several Underwriters named in Schedule A thereto (the “Underwriters”), relating to an underwritten initial public offering (the “IPO”) under the Securities Act of 1933, as amended of the Company’s units (the “Units”), each Unit comprised of one share of the Company’s common stock, par value $0.00001 per share (the “Common Stock”), one warrant exercisable for one share of Common Stock (each, a “Warrant”), and one right to receive one-tenth (1/10) of a share of Common Stock (each, a “Right”). Certain capitalized terms used herein are defined in paragraph 14 hereof.

In order to induce the Company and the Underwriters to enter into the Underwriting Agreement and to proceed with the IPO, and in recognition of the benefit that such IPO will confer upon the undersigned, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned hereby agrees with the Company as follows:

1. If the Company solicits approval of its stockholders of a Business Combination, the undersigned will vote all shares of Common Stock beneficially owned by him, her, or it, whether acquired before, in, or after the IPO, in favor of such Business Combination.

2. (a) In the event that the Company fails to consummate a Business Combination within the time period set forth in the Company’s Amended and Restated Certificate of Incorporation, as the same may be amended from time to time (the “Certificate of Incorporation”), the undersigned will, as promptly as possible, cause the Company to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, but not more than 10 business days thereafter, redeem the IPO Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account net of interest released to the Company as permitted pursuant to the Trust Agreement, divided by the number of then outstanding IPO Shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and the Company’s board of directors, dissolve and liquidate, subject in the cases of clauses (ii) and (iii) to the Company’s obligations under Delaware law to provide for claims of creditors and other requirements of applicable law.

(b) The undersigned hereby waives any and all right, title, interest or claim of any kind in or to any distribution of the Trust Account (“Claim”) with respect to the shares of Founders’ Common Stock owned by the undersigned and hereby waives any Claim the undersigned may have in the future as a result of, or arising out of, any contracts or agreements with the Company and will not seek recourse against the Trust Account for any reason whatsoever. The undersigned acknowledges and agrees that there will be no distribution from the Trust Account with respect to any Warrants, all rights of which will terminate on the Company’s liquidation.

(c) In the event of the liquidation of the Trust Account, the undersigned agrees to indemnify and hold harmless the Company for any debts and obligations to target businesses or vendors or other entities that are owed money by the Company for services rendered or contracted for or products sold to the Company, but only to the extent necessary to ensure that such debt or obligation does not reduce the amount of funds in the Trust Account below $10.00 per share; provided that such indemnity shall not apply (i) if such vendor or prospective target business executed an agreement waiving any right, title, interest or claim of any kind they may have in or to any monies held in the Trust Account, or (ii) as to any claims under the Company’s obligation to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”).

3. The undersigned acknowledges and agrees that prior to entering into a Business Combination with a target business that is affiliated with any Insiders of the Company or their affiliates, such transaction must be approved by a majority of the Company’s disinterested independent directors and the Company must obtain an opinion from an independent investment banking firm, or another independent entity that commonly renders valuation opinions, that such Business Combination is fair to the Company’s unaffiliated stockholders from a financial point of view.

4. Neither the undersigned nor any affiliate of the undersigned will be entitled to receive and will not accept any compensation or other cash payment prior to, or for services rendered in order to effectuate, the consummation of the Business Combination; provided that the Company shall be allowed to make the payments set forth in the Registration Statement under the caption “Prospectus Summary – The Offering – Limited payments to insiders.”

5. Neither the undersigned nor any affiliate of the undersigned will be entitled to receive or accept a finder’s fee or any other compensation in the event either of the undersigned or any affiliate of the undersigned originates a Business Combination.

6. (a) The undersigned will place into escrow all shares of Common Stock owned by him/her/it pursuant to the terms of a Stock Escrow Agreement which the Company will enter into with the undersigned and Continental Stock Transfer and Trust Company.

(b) The undersigned agrees that until after the Company consummates a Business Combination, all Sponsor Common Stock and/or Private Securities owned by him/her/it will be subject to the transfer restrictions described in the Subscription Agreement relating to the undersigned’s Sponsor Common Stock and/or Private Securities.

7. (a) In order to minimize potential conflicts of interest that may arise from multiple corporate affiliations, the undersigned hereby agrees that until the earliest of the Company’s initial Business Combination or liquidation, the undersigned shall present to the Company for its consideration, prior to presentation to any other entity, any suitable target business, subject to any pre-existing fiduciary or contractual obligations the undersigned might have.

(b) The undersigned hereby agrees and acknowledges that (i) each of the Underwriters and the Company may be irreparably injured in the event of a breach of any of the obligations contained in this letter, (ii) monetary damages may not be an adequate remedy for such breach and (iii) the non-breaching party shall be entitled to injunctive relief, in addition to any other remedy that such party may have in law or in equity, in the event of such breach.

8. The undersigned agrees to be a Director of the Company until the earlier of the consummation by the Company of a Business Combination or the liquidation of the Company. The undersigned’s biographical information previously furnished to the Company and the Representative is true and accurate in all respects, does not omit any material information with respect to the undersigned’s background and contains all of the information required to be disclosed pursuant to Item 401 of Regulation S-K, promulgated under the Securities Act. The undersigned’s FINRA Questionnaire previously furnished to the Company and the Representative is true and accurate in all respects. The undersigned represents and warrants that:

(a) he/she/it has never had a petition under the federal bankruptcy laws or any state insolvency law been filed by or against (i) him/her/it or any partnership in which he/she/it was a general partner at or within two years before the time of filing; or (ii) any corporation or business association of which he/she/it was an executive officer at or within two years before the time of such filing;

(b) he/she/it has never had a receiver, fiscal agent or similar officer been appointed by a court for his/her/its business or property, or any such partnership;

(c) he/she/it has never been convicted of fraud in a civil or criminal proceeding;

(d) he/she/it/ has never been convicted in a criminal proceeding or named the subject of a pending criminal proceeding (excluding traffic violations and minor offenses);

(e) he/she/it has never been the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining or otherwise limiting him/her/it from (i) acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission (“CFTC”) or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or from engaging in or continuing any conduct or practice in connection with any such activity; or (ii) engaging in any type of business practice; or (iii) engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of federal or state securities or federal commodities laws;

(f) he/she/it has never been the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any federal or state authority barring, suspending or otherwise limiting for more than 60 days his/her/its right to engage in any activity described in 9(e)(i) above, or to be associated with persons engaged in any such activity;

(g) he/she/it has never been found by a court of competent jurisdiction in a civil action or by the SEC to have violated any federal or state securities law, where the judgment in such civil action or finding by the SEC has not been subsequently reversed, suspended or vacated;

(h) he/she/it has never been found by a court of competent jurisdiction in a civil action or by the CFTC to have violated any federal commodities law, where the judgment in such civil action or finding by the CFTC has not been subsequently reversed, suspended or vacated;

(i) he/she/it has never been the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of (i) any Federal or State securities or commodities law or regulation, (ii) any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and desist order, or removal or prohibition order or (iii) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity;

(j) he/she/it has never been the subject of, or party to, any sanction or order, not subsequently reversed, suspended or vacated, or any self-regulatory organization, any registered entity, or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member;

(k) he/she/it has never been convicted of any felony or misdemeanor: (i) in connection with the purchase or sale of any security; (ii) involving the making of any false filing with the SEC; or (iii) arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment advisor or paid solicitor of purchasers of securities;

(l) he/she/it was never subject to a final order of a state securities commission (or an agency of officer of a state performing like functions); a state authority that supervises or examines banks, savings associations, or credit unions; a state insurance commission (or an agency or officer of a state performing like functions); an appropriate federal banking agency; the Commodity Futures Trading Commission; or the National Credit Union Administration that is based on a violation of any law or regulation that prohibits fraudulent, manipulative, or deceptive conduct;

(m) he/she/it has never been subject to any order, judgment or decree of any court of competent jurisdiction, that, at the time of such sale, restrained or enjoined him/her/it from engaging or continuing to engage in any conduct or practice: (i) in connection with the purchase or sale of any security; (ii) involving the making of any false filing with the SEC; or (iii) arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities;

(n) he/she/it has never been subject to any order of the SEC that orders him/her/it to cease and desist from committing or causing a future violation of: (i) any scienter-based anti-fraud provision of the federal securities laws, including, but not limited to, Section 17(a)(1) of the Securities Act, Section 10(b) of the Exchange Act and Rule 10b-5 thereunder, and Section 206(1) of the Advisers Act or any other rule or regulation thereunder; or (ii) Section 5 of the Securities Act;

(o) he/she/it has never been named as an underwriter in any registration statement or Regulation A offering statement filed with the SEC that was the subject of a refusal order, stop order, or order suspending the Regulation A exemption, or is, currently, the subject of an investigation or proceeding to determine whether a stop order or suspension order should be issued;

(p) he/she/it has never been subject to a United States Postal Service false representation order, or is currently subject to a temporary restraining order or preliminary injunction with respect to conduct alleged by the United States Postal Service to constitute a scheme or device for obtaining money or property through the mail by means of false representations;

(q) he/she/it is not subject to a final order of a state securities commission (or an agency of officer of a state performing like functions); a state authority that supervises or examines banks, savings associations, or credit unions; a state insurance commission (or an agency or officer of a state performing like functions); an appropriate federal banking agency; the Commodity Futures Trading Commission; or the National Credit Union Administration that bars the undersigned from: (i) association with an entity regulated by such commission, authority, agency or officer; (ii) engaging in the business of securities, insurance or banking; or (iii) engaging in savings association or credit union activities;

(r) he/she/it is not subject to an order of the SEC entered pursuant to section 15(b) or 15B(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or section 203(e) or 203(f) of the Investment Advisers Act of 1940, as amended (the “Advisers Act”), that: (i) suspends or revokes the undersigned’s registration as a broker, dealer, municipal securities dealer or investment adviser; (ii) places limitations on the activities, functions or operations of, or imposes civil money penalties on, such person; or (iii) bars the undersigned from being associated with any entity or from participating in the offering of any penny stock; and

(s) he/she/it has never been suspended or expelled from membership in, or suspended or barred from association with a member of, a securities self-regulatory organization (e.g., a registered national securities exchange or a registered national or affiliated securities association) for any act or omission to act constituting conduct inconsistent with just and equitable principles of trade.

9. The undersigned has full right and power, without violating any agreement by which he, she or it is bound, to enter into this letter agreement and to serve as a director of the Company.

10. The undersigned hereby waives any right to exercise conversion rights with respect to any shares of the Company’s common stock owned or to be owned by the undersigned, directly or indirectly (or to sell such shares to the Company in a tender offer), whether such shares be part of the Founders’ Common Stock or shares purchased by the undersigned in the IPO or in the aftermarket, and agrees not to seek conversion with respect to such shares in connection with any vote to approve a Business Combination (or sell such shares to the Company in a tender offer in connection with such a Business Combination).

11. (a) The undersigned hereby agrees to not propose, or vote in favor of, approving a definitive agreement for a Business Combination unless the Company has (i) announced that it has entered into a definitive agreement for an initial business combination or (ii) failed to timely consummate its initial business combination and has liquidated its trust account.

(b) The undersigned hereby agrees to not propose, or vote in favor of, an amendment to Article [Sixth] of the Certificate of Incorporation prior to the consummation of a Business Combination unless the Company provides public stockholders with the opportunity to convert their shares of Common Stock upon such approval in accordance with such Article Sixth thereof.

12. This letter agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction. Each of the Company and the undersigned hereby (i) agrees that any action, proceeding or claim against him arising out of or relating in any way to this letter agreement (a “Proceeding”) shall be brought and enforced in the courts of the State of New York of the United States of America for the Southern District of New York, and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive and (ii) waives any objection to such exclusive jurisdiction and that such courts represent an inconvenient forum. The undersigned irrevocably agrees to appoint the law firm of Becker & Poliakoff LLP as agent for the service of process in the State of New York to receive, for the undersigned and on his behalf, service of process in any Proceeding. If for any reason such agent is unable to act as such, the undersigned will promptly notify the Company and the Representative and appoint a substitute agent acceptable to each of the Company and the Representative within 30 days and nothing in this letter will affect the right of either party to serve process in any other manner permitted by law.

13. As used herein, (i) a “Business Combination” means a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities; (ii) “Insiders” means all officers, directors and sponsor of the Company immediately prior to the IPO; (iii) “Sponsor’s Common Stock” means all of the shares of Common Stock of the Company acquired by an Insider prior to the IPO; (iv) “IPO Shares” means the shares of Common Stock issued in the Company’s IPO; (v) “Private Securities” means the warrants that are being sold privately by the Company to the sponsor simultaneously with the consummation of the IPO; (vi) “Trust Agreement” means the Investment Management Trust Agreement between the Company and Continental Stock Transfer & Trust Company being entered into in connection with the IPO and governing the use of funds held in the Trust Account; (vii) “Trust Account” means the trust account into which a portion of the net proceeds of the IPO will be deposited; and (viii) “Registration Statement” means the Company’s registration statement on Form S-1 (SEC File No. 333-234282) filed with the Securities and Exchange Commission.

14. All communications hereunder, except as herein otherwise specifically provided, shall be in writing and shall be mailed, delivered by hand or reputable overnight courier or delivered by facsimile transmission (with printed confirmation of receipt) and confirmed, or by electronic transmission via PDF, and shall be deemed given when so mailed, delivered, or faxed or transmitted (or if mailed, three days after such mailing):

If to the Representative:

I-Bankers Securities, Inc.

535 5th Avenue

Suite 423

New York, New York 10017

Attn.: Mike McCrory, CEO

Email: mike@ibsgroup.net

Copy to (which copy shall not be deemed to constitute notice to the Representative):

Schiff Hardin LLP

901 K Street NW

Suite 700

Washington, DC 20001

Attn: Ralph V. De Martino, Esq.

Email: rdemartino@schiffhardin.com

Fax: (202) 778-6460

If to the Company:

GreenVision Acquisition Corp.

One Penn Plaza, 36th Floor

New York, NY 10019

Attn: David Fu, Chief Executive Officer

Email: david.fu@glo.com.cn

Copy to (which copy shall not be deemed to constitute notice to the Company):

Becker & Poliakoff LLP

45 Broadway, 17th Floor

New York, New York 10006

Attn: Brian Daughney, Esq.

Email: bdaughney@beckerlawyers.com

Fax: (212) 599-3322

If to the Insider to:

He (Herbert) Yu

600 Ala Moana Blvd, Apt. 2903

Honolulu HI 96813

15. This Letter Agreement constitutes the entire agreement and understanding of the parties hereto in respect of the subject matter hereof and supersedes all prior understandings, agreements, or representations by or among the parties hereto, written or oral, to the extent they relate in any way to the subject matter hereof or the transactions contemplated hereby. This Letter Agreement may not be changed, amended, modified or waived (other than to correct a typographical error) as to any particular provision, except by a written instrument executed by all parties hereto.

[signature page follows]

[signature page to Insider Letter Agreement]

16. Each of the undersigned acknowledges and understands that the Underwriters and the Company will rely upon the agreements, representations and warranties set forth herein in proceeding with the IPO. Nothing contained herein shall be deemed to render the Underwriters a representative of, or a fiduciary with respect to, the Company, its stockholders or any creditor or vendor of the Company with respect to the subject matter hereof.

Print Name of Insider:	He (Herbert) Yu

Address of Insider:	600 Ala Moana Blvd, Apt. 2903
Honolulu HI 96813

Acknowledged and Agreed:

Dated November 18, 2019

/s/ He Yu
Name: He (Herbert) Yu

I-Bankers Securities, Inc.

By:	/s/ Mike McCrory
Name:	Mike McCrory
Title:	Chief Executive Officer

Letter Agreement From Officers and Directors

November 18, 2019

GreenVision Acquisition Corp

One Penn Plaza, 36th Floor

New York, NY 10019

I-Bankers Securities, Inc.

535 5th Avenue

Suite 423

New York, New York 10017

Re:	GreenVision Acquisition Corp.

Initial Public Offering  - Insiders’ Waiver and Voting Agreements

Ladies and Gentlemen:

This letter is being delivered to you in accordance with the Underwriting Agreement dated as of November 18, 2019 (the “Underwriting Agreement”) entered into by and between GreenVision Acquisition Corp., a Delaware corporation (the “Company”), and I-Bankers Securities Inc. as representative (the “Representative”) of the several Underwriters named in Schedule A thereto (the “Underwriters”), relating to an underwritten initial public offering (the “IPO”) under the Securities Act of 1933, as amended of the Company’s units (the “Units”), each Unit comprised of one share of the Company’s common stock, par value $0.00001 per share (the “Common Stock”), one warrant exercisable for one share of Common Stock (each, a “Warrant”), and one right to receive one tenth (1/10) of a share of Common Stock (each, a “Right”). Certain capitalized terms used herein are defined in paragraph 14 hereof.

In order to induce the Company and the Underwriters to enter into the Underwriting Agreement and to proceed with the IPO, and in recognition of the benefit that such IPO will confer upon the undersigned, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned hereby agrees with the Company as follows:

1. If the Company solicits approval of its stockholders of a Business Combination, the undersigned will vote all shares of Common Stock beneficially owned by him, her, or it, whether acquired before, in, or after the IPO, in favor of such Business Combination.

2. (a) In the event that the Company fails to consummate a Business Combination within the time period set forth in the Company’s Amended and Restated Certificate of Incorporation, as the same may be amended from time to time (the “Certificate of Incorporation”), the undersigned will, as promptly as possible, cause the Company to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, but not more than 10 business days thereafter, redeem the IPO Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account net of interest released to the Company as permitted pursuant to the Trust Agreement, divided by the number of then outstanding IPO Shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and the Company’s board of directors, dissolve and liquidate, subject in the cases of clauses (ii) and (iii) to the Company’s obligations under Delaware law to provide for claims of creditors and other requirements of applicable law.

(b) The undersigned hereby waives any and all right, title, interest or claim of any kind in or to any distribution of the Trust Account (“Claim”) with respect to the shares of Founders’ Common Stock owned by the undersigned and hereby waives any Claim the undersigned may have in the future as a result of, or arising out of, any contracts or agreements with the Company and will not seek recourse against the Trust Account for any reason whatsoever. The undersigned acknowledges and agrees that there will be no distribution from the Trust Account with respect to any Warrants, all rights of which will terminate on the Company’s liquidation.

(c) In the event of the liquidation of the Trust Account, the undersigned agrees to indemnify and hold harmless the Company for any debts and obligations to target businesses or vendors or other entities that are owed money by the Company for services rendered or contracted for or products sold to the Company, but only to the extent necessary to ensure that such debt or obligation does not reduce the amount of funds in the Trust Account below $10.00 per share; provided that such indemnity shall not apply (i) if such vendor or prospective target business executed an agreement waiving any right, title, interest or claim of any kind they may have in or to any monies held in the Trust Account, or (ii) as to any claims under the Company’s obligation to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”).

3. The undersigned acknowledges and agrees that prior to entering into a Business Combination with a target business that is affiliated with any Insiders of the Company or their affiliates, such transaction must be approved by a majority of the Company’s disinterested independent directors and the Company must obtain an opinion from an independent investment banking firm, or another independent entity that commonly renders valuation opinions, that such Business Combination is fair to the Company’s unaffiliated stockholders from a financial point of view.

4. Neither the undersigned nor any affiliate of the undersigned will be entitled to receive and will not accept any compensation or other cash payment prior to, or for services rendered in order to effectuate, the consummation of the Business Combination; provided that the Company shall be allowed to make the payments set forth in the Registration Statement under the caption “Prospectus Summary – The Offering – Limited payments to insiders.”

5. Neither the undersigned nor any affiliate of the undersigned will be entitled to receive or accept a finder’s fee or any other compensation in the event either of the undersigned or any affiliate of the undersigned originates a Business Combination.

6. (a) The undersigned will place into escrow all shares of Common Stock owned by him/her/it pursuant to the terms of a Stock Escrow Agreement which the Company will enter into with the undersigned and Continental Stock Transfer and Trust Company.

(b) The undersigned agrees that until after the Company consummates a Business Combination, all Sponsor Common Stock and/or Private Securities owned by him/her/it will be subject to the transfer restrictions described in the Subscription Agreement relating to the undersigned’s Sponsor Common Stock and/or Private Securities.

7. (a) In order to minimize potential conflicts of interest that may arise from multiple corporate affiliations, the undersigned hereby agrees that until the earliest of the Company’s initial Business Combination or liquidation, the undersigned shall present to the Company for its consideration, prior to presentation to any other entity, any suitable target business, subject to any pre-existing fiduciary or contractual obligations the undersigned might have.

(b) The undersigned hereby agrees and acknowledges that (i) each of the Underwriters and the Company may be irreparably injured in the event of a breach of any of the obligations contained in this letter, (ii) monetary damages may not be an adequate remedy for such breach and (iii) the non-breaching party shall be entitled to injunctive relief, in addition to any other remedy that such party may have in law or in equity, in the event of such breach.

8. The undersigned agrees to be the Chief Financial Officer, Secretary, Treasurer and Director of the Company until the earlier of the consummation by the Company of a Business Combination or the liquidation of the Company. The undersigned’s biographical information previously furnished to the Company and the Representative is true and accurate in all respects, does not omit any material information with respect to the undersigned’s background and contains all of the information required to be disclosed pursuant to Item 401 of Regulation S-K, promulgated under the Securities Act. The undersigned’s FINRA Questionnaire previously furnished to the Company and the Representative is true and accurate in all respects. The undersigned represents and warrants that:

(a) he/she/it has never had a petition under the federal bankruptcy laws or any state insolvency law been filed by or against (i) him/her/it or any partnership in which he/she/it was a general partner at or within two years before the time of filing; or (ii) any corporation or business association of which he/she/it was an executive officer at or within two years before the time of such filing;

(b) he/she/it has never had a receiver, fiscal agent or similar officer been appointed by a court for his/her/its business or property, or any such partnership;

(c) he/she/it has never been convicted of fraud in a civil or criminal proceeding;

(d) he/she/it/ has never been convicted in a criminal proceeding or named the subject of a pending criminal proceeding (excluding traffic violations and minor offenses);

(e) he/she/it has never been the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining or otherwise limiting him/her/it from (i) acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission (“CFTC”) or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or from engaging in or continuing any conduct or practice in connection with any such activity; or (ii) engaging in any type of business practice; or (iii) engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of federal or state securities or federal commodities laws;

(f) he/she/it has never been the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any federal or state authority barring, suspending or otherwise limiting for more than 60 days his/her/its right to engage in any activity described in 9(e)(i) above, or to be associated with persons engaged in any such activity;

(g) he/she/it has never been found by a court of competent jurisdiction in a civil action or by the SEC to have violated any federal or state securities law, where the judgment in such civil action or finding by the SEC has not been subsequently reversed, suspended or vacated;

(h) he/she/it has never been found by a court of competent jurisdiction in a civil action or by the CFTC to have violated any federal commodities law, where the judgment in such civil action or finding by the CFTC has not been subsequently reversed, suspended or vacated;

(i) he/she/it has never been the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of (i) any Federal or State securities or commodities law or regulation, (ii) any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and desist order, or removal or prohibition order or (iii) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity;

(j) he/she/it has never been the subject of, or party to, any sanction or order, not subsequently reversed, suspended or vacated, or any self-regulatory organization, any registered entity, or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member;

(k) he/she/it has never been convicted of any felony or misdemeanor: (i) in connection with the purchase or sale of any security; (ii) involving the making of any false filing with the SEC; or (iii) arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment advisor or paid solicitor of purchasers of securities;

(l) he/she/it was never subject to a final order of a state securities commission (or an agency of officer of a state performing like functions); a state authority that supervises or examines banks, savings associations, or credit unions; a state insurance commission (or an agency or officer of a state performing like functions); an appropriate federal banking agency; the Commodity Futures Trading Commission; or the National Credit Union Administration that is based on a violation of any law or regulation that prohibits fraudulent, manipulative, or deceptive conduct;

(m) he/she/it has never been subject to any order, judgment or decree of any court of competent jurisdiction, that, at the time of such sale, restrained or enjoined him/her/it from engaging or continuing to engage in any conduct or practice: (i) in connection with the purchase or sale of any security; (ii) involving the making of any false filing with the SEC; or (iii) arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities;

(n) he/she/it has never been subject to any order of the SEC that orders him/her/it to cease and desist from committing or causing a future violation of: (i) any scienter-based anti-fraud provision of the federal securities laws, including, but not limited to, Section 17(a)(1) of the Securities Act, Section 10(b) of the Exchange Act and Rule 10b-5 thereunder, and Section 206(1) of the Advisers Act or any other rule or regulation thereunder; or (ii) Section 5 of the Securities Act;

(o) he/she/it has never been named as an underwriter in any registration statement or Regulation A offering statement filed with the SEC that was the subject of a refusal order, stop order, or order suspending the Regulation A exemption, or is, currently, the subject of an investigation or proceeding to determine whether a stop order or suspension order should be issued;

(p) he/she/it has never been subject to a United States Postal Service false representation order, or is currently subject to a temporary restraining order or preliminary injunction with respect to conduct alleged by the United States Postal Service to constitute a scheme or device for obtaining money or property through the mail by means of false representations;

(q) he/she/it is not subject to a final order of a state securities commission (or an agency of officer of a state performing like functions); a state authority that supervises or examines banks, savings associations, or credit unions; a state insurance commission (or an agency or officer of a state performing like functions); an appropriate federal banking agency; the Commodity Futures Trading Commission; or the National Credit Union Administration that bars the undersigned from: (i) association with an entity regulated by such commission, authority, agency or officer; (ii) engaging in the business of securities, insurance or banking; or (iii) engaging in savings association or credit union activities;

(r) he/she/it is not subject to an order of the SEC entered pursuant to section 15(b) or 15B(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or section 203(e) or 203(f) of the Investment Advisers Act of 1940, as amended (the “Advisers Act”), that: (i) suspends or revokes the undersigned’s registration as a broker, dealer, municipal securities dealer or investment adviser; (ii) places limitations on the activities, functions or operations of, or imposes civil money penalties on, such person; or (iii) bars the undersigned from being associated with any entity or from participating in the offering of any penny stock; and

(s) he/she/it has never been suspended or expelled from membership in, or suspended or barred from association with a member of, a securities self-regulatory organization (e.g., a registered national securities exchange or a registered national or affiliated securities association) for any act or omission to act constituting conduct inconsistent with just and equitable principles of trade.

9. The undersigned has full right and power, without violating any agreement by which he, she or it is bound, to enter into this letter agreement and to serve as a director and/or officer of the Company.

10. The undersigned hereby waives any right to exercise conversion rights with respect to any shares of the Company’s common stock owned or to be owned by the undersigned, directly or indirectly (or to sell such shares to the Company in a tender offer), whether such shares be part of the Founders’ Common Stock or shares purchased by the undersigned in the IPO or in the aftermarket, and agrees not to seek conversion with respect to such shares in connection with any vote to approve a Business Combination (or sell such shares to the Company in a tender offer in connection with such a Business Combination).

11. (a) The undersigned hereby agrees to not propose, or vote in favor of, approving a definitive agreement for a Business Combination unless the Company has (i) announced that it has entered into a definitive agreement for an initial business combination or (ii) failed to timely consummate its initial business combination and has liquidated its trust account.

(b) The undersigned hereby agrees to not propose, or vote in favor of, an amendment to Article [Sixth] of the Certificate of Incorporation prior to the consummation of a Business Combination unless the Company provides public stockholders with the opportunity to convert their shares of Common Stock upon such approval in accordance with such Article Sixth thereof.

12. This letter agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction. Each of the Company and the undersigned hereby (i) agrees that any action, proceeding or claim against him arising out of or relating in any way to this letter agreement (a “Proceeding”) shall be brought and enforced in the courts of the State of New York of the United States of America for the Southern District of New York, and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive and (ii) waives any objection to such exclusive jurisdiction and that such courts represent an inconvenient forum. The undersigned irrevocably agrees to appoint the law firm of Becker & Poliakoff LLP as agent for the service of process in the State of New York to receive, for the undersigned and on his behalf, service of process in any Proceeding. If for any reason such agent is unable to act as such, the undersigned will promptly notify the Company and the Representative and appoint a substitute agent acceptable to each of the Company and the Representative within 30 days and nothing in this letter will affect the right of either party to serve process in any other manner permitted by law.

13. As used herein, (i) a “Business Combination” means a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities; (ii) “Insiders” means all officers, directors and sponsor of the Company immediately prior to the IPO; (iii) “Sponsor’s Common Stock” means all of the shares of Common Stock of the Company acquired by an Insider prior to the IPO; (iv) “IPO Shares” means the shares of Common Stock issued in the Company’s IPO; (v) “Private Securities” means the warrants that are being sold privately by the Company to the sponsor simultaneously with the consummation of the IPO; (vi) “Trust Agreement” means the Investment Management Trust Agreement between the Company and Continental Stock Transfer & Trust Company being entered into in connection with the IPO and governing the use of funds held in the Trust Account; (vii) “Trust Account” means the trust account into which a portion of the net proceeds of the IPO will be deposited; and (viii) “Registration Statement” means the Company’s registration statement on Form S-1 (SEC File No. 333-234282) filed with the Securities and Exchange Commission.

14. All communications hereunder, except as herein otherwise specifically provided, shall be in writing and shall be mailed, delivered by hand or reputable overnight courier or delivered by facsimile transmission (with printed confirmation of receipt) and confirmed, or by electronic transmission via PDF, and shall be deemed given when so mailed, delivered, or faxed or transmitted (or if mailed, three days after such mailing):

If to the Representative:

I-Bankers Securities, Inc.

535 5th Avenue

Suite 423

New York, New York 10017

Attn.: Mike McCrory, CEO

Email: mike@ibsgroup.net

Copy to (which copy shall not be deemed to constitute notice to the Representative):

Schiff Hardin LLP

901 K Street NW

Suite 700

Washington, DC 20001

Attn: Ralph V. De Martino, Esq.

Email: rdemartino@schiffhardin.com

Fax: (202) 778-6460

If to the Company:

GreenVision Acquisition Corp.

One Penn Plaza, 36th Floor

New York, NY 10019

Attn: David Fu, Chief Executive Officer

Email: david.fu@glo.com.cn

Copy to (which copy shall not be deemed to constitute notice to the Company):

Becker & Poliakoff LLP

45 Broadway, 17th Floor

New York, New York 10006

Attn: Brian Daughney, Esq.

Email: bdaughney@beckerlawyers.com

Fax: (212) 599-3322

If to the Insider to:

Qi (Karl) Ye

No. 10-37C, Lane One, Weifang West Road,

Pudong District, Shanghai 200122

Attn: David Fu, Chief Executive Officer

15. This Letter Agreement constitutes the entire agreement and understanding of the parties hereto in respect of the subject matter hereof and supersedes all prior understandings, agreements, or representations by or among the parties hereto, written or oral, to the extent they relate in any way to the subject matter hereof or the transactions contemplated hereby. This Letter Agreement may not be changed, amended, modified or waived (other than to correct a typographical error) as to any particular provision, except by a written instrument executed by all parties hereto.

[signature page follows]

[signature page to Insider Letter Agreement]

16. Each of the undersigned acknowledges and understands that the Underwriters and the Company will rely upon the agreements, representations and warranties set forth herein in proceeding with the IPO. Nothing contained herein shall be deemed to render the Underwriters a representative of, or a fiduciary with respect to, the Company, its stockholders or any creditor or vendor of the Company with respect to the subject matter hereof.

Print Name of Insider:	Qi (Karl) Ye

Address of Insider:	No. 10-37C, Lane One
Weifang West Road,
Pudong District
Shanghai 200122
PRC China 84-1956089

Acknowledged and Agreed:

Dated November 18, 2019

/s/ Qi Ye
Name: Qi (Karl) Ye

I-Bankers Securities, Inc.

By:	/s/ Mike McCrory
Name:	Mike McCrory
Title:	Chief Executive Officer

Letter Agreement From Officers and Directors

November 18, 2019

GreenVision Acquisition Corp

One Penn Plaza, 36th Floor

New York, NY 10019

I-Bankers Securities, Inc.

535 5th Avenue

Suite 423

New York, New York 10017

Re:	GreenVision Acquisition Corp.

Initial Public Offering  - Insiders’ Waiver and Voting Agreements

Ladies and Gentlemen:

This letter is being delivered to you in accordance with the Underwriting Agreement dated as of November 18, 2019 (the “Underwriting Agreement”) entered into by and between GreenVision Acquisition Corp., a Delaware corporation (the “Company”), and I-Bankers Securities Inc. as representative (the “Representative”) of the several Underwriters named in Schedule A thereto (the “Underwriters”), relating to an underwritten initial public offering (the “IPO”) under the Securities Act of 1933, as amended of the Company’s units (the “Units”), each Unit comprised of one share of the Company’s common stock, par value $0.00001 per share (the “Common Stock”), one warrant exercisable for one share of Common Stock (each, a “Warrant”), and one right to receive one tenth (1/10) of a share of common stock (each, a “Right”). Certain capitalized terms used herein are defined in paragraph 14 hereof.

In order to induce the Company and the Underwriters to enter into the Underwriting Agreement and to proceed with the IPO, and in recognition of the benefit that such IPO will confer upon the undersigned, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned hereby agrees with the Company as follows:

1. If the Company solicits approval of its stockholders of a Business Combination, the undersigned will vote all shares of Common Stock beneficially owned by him, her, or it, whether acquired before, in, or after the IPO, in favor of such Business Combination.

2. (a) In the event that the Company fails to consummate a Business Combination within the time period set forth in the Company’s Amended and Restated Certificate of Incorporation, as the same may be amended from time to time (the “Certificate of Incorporation”), the undersigned will, as promptly as possible, cause the Company to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, but not more than 10 business days thereafter, redeem the IPO Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account net of interest released to the Company as permitted pursuant to the Trust Agreement, divided by the number of then outstanding IPO Shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and the Company’s board of directors, dissolve and liquidate, subject in the cases of clauses (ii) and (iii) to the Company’s obligations under Delaware law to provide for claims of creditors and other requirements of applicable law.

(b) The undersigned hereby waives any and all right, title, interest or claim of any kind in or to any distribution of the Trust Account (“Claim”) with respect to the shares of Founders’ Common Stock owned by the undersigned and hereby waives any Claim the undersigned may have in the future as a result of, or arising out of, any contracts or agreements with the Company and will not seek recourse against the Trust Account for any reason whatsoever. The undersigned acknowledges and agrees that there will be no distribution from the Trust Account with respect to any Warrants, all rights of which will terminate on the Company’s liquidation.

(c) In the event of the liquidation of the Trust Account, the undersigned agrees to indemnify and hold harmless the Company for any debts and obligations to target businesses or vendors or other entities that are owed money by the Company for services rendered or contracted for or products sold to the Company, but only to the extent necessary to ensure that such debt or obligation does not reduce the amount of funds in the Trust Account below $10.00 per share; provided that such indemnity shall not apply (i) if such vendor or prospective target business executed an agreement waiving any right, title, interest or claim of any kind they may have in or to any monies held in the Trust Account, or (ii) as to any claims under the Company’s obligation to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”).

3. The undersigned acknowledges and agrees that prior to entering into a Business Combination with a target business that is affiliated with any Insiders of the Company or their affiliates, such transaction must be approved by a majority of the Company’s disinterested independent directors and the Company must obtain an opinion from an independent investment banking firm, or another independent entity that commonly renders valuation opinions, that such Business Combination is fair to the Company’s unaffiliated stockholders from a financial point of view.

4. Neither the undersigned nor any affiliate of the undersigned will be entitled to receive and will not accept any compensation or other cash payment prior to, or for services rendered in order to effectuate, the consummation of the Business Combination; provided that the Company shall be allowed to make the payments set forth in the Registration Statement under the caption “Prospectus Summary – The Offering – Limited payments to insiders.”

5. Neither the undersigned nor any affiliate of the undersigned will be entitled to receive or accept a finder’s fee or any other compensation in the event either of the undersigned or any affiliate of the undersigned originates a Business Combination.

6. (a) The undersigned will place into escrow all shares of Common Stock owned by him/her/it pursuant to the terms of a Stock Escrow Agreement which the Company will enter into with the undersigned and Continental Stock Transfer and Trust Company.

(b) The undersigned agrees that until after the Company consummates a Business Combination, all Sponsor Common Stock and/or Private Securities owned by him/her/it will be subject to the transfer restrictions described in the Subscription Agreement relating to the undersigned’s Sponsor Common Stock and/or Private Securities.

7. (a) In order to minimize potential conflicts of interest that may arise from multiple corporate affiliations, the undersigned hereby agrees that until the earliest of the Company’s initial Business Combination or liquidation, the undersigned shall present to the Company for its consideration, prior to presentation to any other entity, any suitable target business, subject to any pre-existing fiduciary or contractual obligations the undersigned might have.

(b) The undersigned hereby agrees and acknowledges that (i) each of the Underwriters and the Company may be irreparably injured in the event of a breach of any of the obligations contained in this letter, (ii) monetary damages may not be an adequate remedy for such breach and (iii) the non-breaching party shall be entitled to injunctive relief, in addition to any other remedy that such party may have in law or in equity, in the event of such breach.

8. The undersigned agrees to be the Chief Executive Officer and Chairman of the Board of Directors of the Company until the earlier of the consummation by the Company of a Business Combination or the liquidation of the Company. The undersigned’s biographical information previously furnished to the Company and the Representative is true and accurate in all respects, does not omit any material information with respect to the undersigned’s background and contains all of the information required to be disclosed pursuant to Item 401 of Regulation S-K, promulgated under the Securities Act. The undersigned’s FINRA Questionnaire previously furnished to the Company and the Representative is true and accurate in all respects. The undersigned represents and warrants that:

(a) he/she/it has never had a petition under the federal bankruptcy laws or any state insolvency law been filed by or against (i) him/her/it or any partnership in which he/she/it was a general partner at or within two years before the time of filing; or (ii) any corporation or business association of which he/she/it was an executive officer at or within two years before the time of such filing;

(b) he/she/it has never had a receiver, fiscal agent or similar officer been appointed by a court for his/her/its business or property, or any such partnership;

(c) he/she/it has never been convicted of fraud in a civil or criminal proceeding;

(d) he/she/it/ has never been convicted in a criminal proceeding or named the subject of a pending criminal proceeding (excluding traffic violations and minor offenses);

(e) he/she/it has never been the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining or otherwise limiting him/her/it from (i) acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission (“CFTC”) or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or from engaging in or continuing any conduct or practice in connection with any such activity; or (ii) engaging in any type of business practice; or (iii) engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of federal or state securities or federal commodities laws;

(f) he/she/it has never been the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any federal or state authority barring, suspending or otherwise limiting for more than 60 days his/her/its right to engage in any activity described in 9(e)(i) above, or to be associated with persons engaged in any such activity;

(g) he/she/it has never been found by a court of competent jurisdiction in a civil action or by the SEC to have violated any federal or state securities law, where the judgment in such civil action or finding by the SEC has not been subsequently reversed, suspended or vacated;

(h) he/she/it has never been found by a court of competent jurisdiction in a civil action or by the CFTC to have violated any federal commodities law, where the judgment in such civil action or finding by the CFTC has not been subsequently reversed, suspended or vacated;

(i) he/she/it has never been the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of (i) any Federal or State securities or commodities law or regulation, (ii) any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and desist order, or removal or prohibition order or (iii) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity;

(j) he/she/it has never been the subject of, or party to, any sanction or order, not subsequently reversed, suspended or vacated, or any self-regulatory organization, any registered entity, or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member;

(k) he/she/it has never been convicted of any felony or misdemeanor: (i) in connection with the purchase or sale of any security; (ii) involving the making of any false filing with the SEC; or (iii) arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment advisor or paid solicitor of purchasers of securities;

(l) he/she/it was never subject to a final order of a state securities commission (or an agency of officer of a state performing like functions); a state authority that supervises or examines banks, savings associations, or credit unions; a state insurance commission (or an agency or officer of a state performing like functions); an appropriate federal banking agency; the Commodity Futures Trading Commission; or the National Credit Union Administration that is based on a violation of any law or regulation that prohibits fraudulent, manipulative, or deceptive conduct;

(m) he/she/it has never been subject to any order, judgment or decree of any court of competent jurisdiction, that, at the time of such sale, restrained or enjoined him/her/it from engaging or continuing to engage in any conduct or practice: (i) in connection with the purchase or sale of any security; (ii) involving the making of any false filing with the SEC; or (iii) arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities;

(n) he/she/it has never been subject to any order of the SEC that orders him/her/it to cease and desist from committing or causing a future violation of: (i) any scienter-based anti-fraud provision of the federal securities laws, including, but not limited to, Section 17(a)(1) of the Securities Act, Section 10(b) of the Exchange Act and Rule 10b-5 thereunder, and Section 206(1) of the Advisers Act or any other rule or regulation thereunder; or (ii) Section 5 of the Securities Act;

(o) he/she/it has never been named as an underwriter in any registration statement or Regulation A offering statement filed with the SEC that was the subject of a refusal order, stop order, or order suspending the Regulation A exemption, or is, currently, the subject of an investigation or proceeding to determine whether a stop order or suspension order should be issued;

(p) he/she/it has never been subject to a United States Postal Service false representation order, or is currently subject to a temporary restraining order or preliminary injunction with respect to conduct alleged by the United States Postal Service to constitute a scheme or device for obtaining money or property through the mail by means of false representations;

(q) he/she/it is not subject to a final order of a state securities commission (or an agency of officer of a state performing like functions); a state authority that supervises or examines banks, savings associations, or credit unions; a state insurance commission (or an agency or officer of a state performing like functions); an appropriate federal banking agency; the Commodity Futures Trading Commission; or the National Credit Union Administration that bars the undersigned from: (i) association with an entity regulated by such commission, authority, agency or officer; (ii) engaging in the business of securities, insurance or banking; or (iii) engaging in savings association or credit union activities;

(r) he/she/it is not subject to an order of the SEC entered pursuant to section 15(b) or 15B(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or section 203(e) or 203(f) of the Investment Advisers Act of 1940, as amended (the “Advisers Act”), that: (i) suspends or revokes the undersigned’s registration as a broker, dealer, municipal securities dealer or investment adviser; (ii) places limitations on the activities, functions or operations of, or imposes civil money penalties on, such person; or (iii) bars the undersigned from being associated with any entity or from participating in the offering of any penny stock; and

(s) he/she/it has never been suspended or expelled from membership in, or suspended or barred from association with a member of, a securities self-regulatory organization (e.g., a registered national securities exchange or a registered national or affiliated securities association) for any act or omission to act constituting conduct inconsistent with just and equitable principles of trade.

9. The undersigned has full right and power, without violating any agreement by which he, she or it is bound, to enter into this letter agreement and to serve as a director and/or officer of the Company.

10. The undersigned hereby waives any right to exercise conversion rights with respect to any shares of the Company’s common stock owned or to be owned by the undersigned, directly or indirectly (or to sell such shares to the Company in a tender offer), whether such shares be part of the Founders’ Common Stock or shares purchased by the undersigned in the IPO or in the aftermarket, and agrees not to seek conversion with respect to such shares in connection with any vote to approve a Business Combination (or sell such shares to the Company in a tender offer in connection with such a Business Combination).

11. (a) The undersigned hereby agrees to not propose, or vote in favor of, approving a definitive agreement for a Business Combination unless the Company has (i) announced that it has entered into a definitive agreement for an initial business combination or (ii) failed to timely consummate its initial business combination and has liquidated its trust account.

(b) The undersigned hereby agrees to not propose, or vote in favor of, an amendment to Article Sixth of the Certificate of Incorporation prior to the consummation of a Business Combination unless the Company provides public stockholders with the opportunity to convert their shares of Common Stock upon such approval in accordance with such Article Sixth thereof.

12. This letter agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction. Each of the Company and the undersigned hereby (i) agrees that any action, proceeding or claim against him arising out of or relating in any way to this letter agreement (a “Proceeding”) shall be brought and enforced in the courts of the State of New York of the United States of America for the Southern District of New York, and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive and (ii) waives any objection to such exclusive jurisdiction and that such courts represent an inconvenient forum. The undersigned irrevocably agrees to appoint the law firm of Becker & Poliakoff LLP as agent for the service of process in the State of New York to receive, for the undersigned and on his behalf, service of process in any Proceeding. If for any reason such agent is unable to act as such, the undersigned will promptly notify the Company and the Representative and appoint a substitute agent acceptable to each of the Company and the Representative within 30 days and nothing in this letter will affect the right of either party to serve process in any other manner permitted by law.

13. As used herein, (i) a “Business Combination” means a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities; (ii) “Insiders” means all officers, directors and sponsor of the Company immediately prior to the IPO; (iii) “Sponsor’s Common Stock” means all of the shares of Common Stock of the Company acquired by an Insider prior to the IPO; (iv) “IPO Shares” means the shares of Common Stock issued in the Company’s IPO; (v) “Private Securities” means the warrants that are being sold privately by the Company to the sponsor simultaneously with the consummation of the IPO; (vi) “Trust Agreement” means the Investment Management Trust Agreement between the Company and Continental Stock Transfer & Trust Company being entered into in connection with the IPO and governing the use of funds held in the Trust Account; (vii) “Trust Account” means the trust account into which a portion of the net proceeds of the IPO will be deposited; and (viii) “Registration Statement” means the Company’s registration statement on Form S-1 (SEC File No. 333-234282) filed with the Securities and Exchange Commission.

14. All communications hereunder, except as herein otherwise specifically provided, shall be in writing and shall be mailed, delivered by hand or reputable overnight courier or delivered by facsimile transmission (with printed confirmation of receipt) and confirmed, or by electronic transmission via PDF, and shall be deemed given when so mailed, delivered, or faxed or transmitted (or if mailed, three days after such mailing):

If to the Representative:

I-Bankers Securities, Inc.

535 5th Avenue

Suite 423

New York, New York 10017

Attn.: Mike McCrory, CEO

Email: mike@ibsgroup.net

Copy to (which copy shall not be deemed to constitute notice to the Representative):

Schiff Hardin LLP

901 K Street NW

Suite 700

Washington, DC 20001

Attn: Ralph V. De Martino, Esq.

Email: rdemartino@schiffhardin.com

Fax: (202) 778-6460

If to the Company:

GreenVision Acquisition Corp.

One Penn Plaza, 36th Floor

New York, NY 10019

Attn: David Fu, Chief Executive Officer

Email: david.fu@glo.com.cn

Copy to (which copy shall not be deemed to constitute notice to the Company):

Becker & Poliakoff LLP

45 Broadway, 17th Floor

New York, New York 10006

Attn: Brian Daughney, Esq.

Email: bdaughney@beckerlawyers.com

Fax: (212) 599-3322

If to the Insider to:

David Fu

26 Beechwood Ave.,

Toronto, ON M2L 1J1

Canada

15. This Letter Agreement constitutes the entire agreement and understanding of the parties hereto in respect of the subject matter hereof and supersedes all prior understandings, agreements, or representations by or among the parties hereto, written or oral, to the extent they relate in any way to the subject matter hereof or the transactions contemplated hereby. This Letter Agreement may not be changed, amended, modified or waived (other than to correct a typographical error) as to any particular provision, except by a written instrument executed by all parties hereto.

[signature page follows]

[signature page to Insider Letter Agreement]

16. Each of the undersigned acknowledges and understands that the Underwriters and the Company will rely upon the agreements, representations and warranties set forth herein in proceeding with the IPO. Nothing contained herein shall be deemed to render the Underwriters a representative of, or a fiduciary with respect to, the Company, its stockholders or any creditor or vendor of the Company with respect to the subject matter hereof.

Print Name of Insider:	Zhigeng (David) Fu

Address of Insider:	26 Beechwood Ave.,
Toronto, ON M2L 1J1
Canada

Acknowledged and Agreed:

Dated November 18, 2019

/s/ Zhigeng Fu
Name: Zhigeng (David) Fu

I-Bankers Securities, Inc.

By:	/s/ Mike McCrory
Name:	Mike McCrory
Title:	Chief Executive Officer

Letter Agreement From Officers and Directors

November 18, 2019

GreenVision Acquisition Corp

One Penn Plaza, 36th Floor

New York, NY 10019

I-Bankers Securities, Inc.

535 5th Avenue

Suite 423

New York, New York 10017

Re:	GreenVision Acquisition Corp.

Initial Public Offering  - Insiders’ Waiver and Voting Agreements

Ladies and Gentlemen:

This letter is being delivered to you in accordance with the Underwriting Agreement dated as of November 18, 2019 (the “Underwriting Agreement”) entered into by and between GreenVision Acquisition Corp., a Delaware corporation (the “Company”), and I-Bankers Securities Inc. as representative (the “Representative”) of the several Underwriters named in Schedule A thereto (the “Underwriters”), relating to an underwritten initial public offering (the “IPO”) under the Securities Act of 1933, as amended of the Company’s units (the “Units”), each Unit comprised of one share of the Company’s common stock, par value $0.00001 per share (the “Common Stock”), one warrant exercisable for one share of Common Stock (each, a “Warrant”), and one right to receive one-tenth (1/10th) of a share (each, a “Right”). Certain capitalized terms used herein are defined in paragraph 14 hereof.

In order to induce the Company and the Underwriters to enter into the Underwriting Agreement and to proceed with the IPO, and in recognition of the benefit that such IPO will confer upon the undersigned, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned hereby agrees with the Company as follows:

1. If the Company solicits approval of its stockholders of a Business Combination, the undersigned will vote all shares of Common Stock beneficially owned by him, her, or it, whether acquired before, in, or after the IPO, in favor of such Business Combination.

2. (a) In the event that the Company fails to consummate a Business Combination within the time period set forth in the Company’s Amended and Restated Certificate of Incorporation, as the same may be amended from time to time (the “Certificate of Incorporation”), the undersigned will, as promptly as possible, cause the Company to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, but not more than 10 business days thereafter, redeem the IPO Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account net of interest released to the Company as permitted pursuant to the Trust Agreement, divided by the number of then outstanding IPO Shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and the Company’s board of directors, dissolve and liquidate, subject in the cases of clauses (ii) and (iii) to the Company’s obligations under Delaware law to provide for claims of creditors and other requirements of applicable law.

(b) The undersigned hereby waives any and all right, title, interest or claim of any kind in or to any distribution of the Trust Account (“Claim”) with respect to the shares of Founders’ Common Stock owned by the undersigned and hereby waives any Claim the undersigned may have in the future as a result of, or arising out of, any contracts or agreements with the Company and will not seek recourse against the Trust Account for any reason whatsoever. The undersigned acknowledges and agrees that there will be no distribution from the Trust Account with respect to any Warrants, all rights of which will terminate on the Company’s liquidation.

(c) In the event of the liquidation of the Trust Account, the undersigned agrees to indemnify and hold harmless the Company for any debts and obligations to target businesses or vendors or other entities that are owed money by the Company for services rendered or contracted for or products sold to the Company, but only to the extent necessary to ensure that such debt or obligation does not reduce the amount of funds in the Trust Account below $10.00 per share; provided that such indemnity shall not apply (i) if such vendor or prospective target business executed an agreement waiving any right, title, interest or claim of any kind they may have in or to any monies held in the Trust Account, or (ii) as to any claims under the Company’s obligation to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”).

3. The undersigned acknowledges and agrees that prior to entering into a Business Combination with a target business that is affiliated with any Insiders of the Company or their affiliates, such transaction must be approved by a majority of the Company’s disinterested independent directors and the Company must obtain an opinion from an independent investment banking firm, or another independent entity that commonly renders valuation opinions, that such Business Combination is fair to the Company’s unaffiliated stockholders from a financial point of view.

4. Neither the undersigned nor any affiliate of the undersigned will be entitled to receive and will not accept any compensation or other cash payment prior to, or for services rendered in order to effectuate, the consummation of the Business Combination; provided that the Company shall be allowed to make the payments set forth in the Registration Statement under the caption “Prospectus Summary – The Offering – Limited payments to insiders.”

5. Neither the undersigned nor any affiliate of the undersigned will be entitled to receive or accept a finder’s fee or any other compensation in the event either of the undersigned or any affiliate of the undersigned originates a Business Combination.

6. (a) The undersigned will place into escrow all shares of Common Stock owned by him/her/it pursuant to the terms of a Stock Escrow Agreement which the Company will enter into with the undersigned and Continental Stock Transfer and Trust Company.

(b) The undersigned agrees that until after the Company consummates a Business Combination, all Sponsor Common Stock and/or Private Securities owned by him/her/it will be subject to the transfer restrictions described in the Subscription Agreement relating to the undersigned’s Sponsor Common Stock and/or Private Securities.

7. (a) In order to minimize potential conflicts of interest that may arise from multiple corporate affiliations, the undersigned hereby agrees that until the earliest of the Company’s initial Business Combination or liquidation, the undersigned shall present to the Company for its consideration, prior to presentation to any other entity, any suitable target business, subject to any pre-existing fiduciary or contractual obligations the undersigned might have.

(b) The undersigned hereby agrees and acknowledges that (i) each of the Underwriters and the Company may be irreparably injured in the event of a breach of any of the obligations contained in this letter, (ii) monetary damages may not be an adequate remedy for such breach and (iii) the non-breaching party shall be entitled to injunctive relief, in addition to any other remedy that such party may have in law or in equity, in the event of such breach.

8. The undersigned agrees to be a Director of the Company until the earlier of the consummation by the Company of a Business Combination or the liquidation of the Company. The undersigned’s biographical information previously furnished to the Company and the Representative is true and accurate in all respects, does not omit any material information with respect to the undersigned’s background and contains all of the information required to be disclosed pursuant to Item 401 of Regulation S-K, promulgated under the Securities Act. The undersigned’s FINRA Questionnaire previously furnished to the Company and the Representative is true and accurate in all respects. The undersigned represents and warrants that:

(a) he/she/it has never had a petition under the federal bankruptcy laws or any state insolvency law been filed by or against (i) him/her/it or any partnership in which he/she/it was a general partner at or within two years before the time of filing; or (ii) any corporation or business association of which he/she/it was an executive officer at or within two years before the time of such filing;

(b) he/she/it has never had a receiver, fiscal agent or similar officer been appointed by a court for his/her/its business or property, or any such partnership;

(c) he/she/it has never been convicted of fraud in a civil or criminal proceeding;

(d) he/she/it/ has never been convicted in a criminal proceeding or named the subject of a pending criminal proceeding (excluding traffic violations and minor offenses);

(e) he/she/it has never been the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining or otherwise limiting him/her/it from (i) acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission (“CFTC”) or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or from engaging in or continuing any conduct or practice in connection with any such activity; or (ii) engaging in any type of business practice; or (iii) engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of federal or state securities or federal commodities laws;

(f) he/she/it has never been the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any federal or state authority barring, suspending or otherwise limiting for more than 60 days his/her/its right to engage in any activity described in 9(e)(i) above, or to be associated with persons engaged in any such activity;

(g) he/she/it has never been found by a court of competent jurisdiction in a civil action or by the SEC to have violated any federal or state securities law, where the judgment in such civil action or finding by the SEC has not been subsequently reversed, suspended or vacated;

(h) he/she/it has never been found by a court of competent jurisdiction in a civil action or by the CFTC to have violated any federal commodities law, where the judgment in such civil action or finding by the CFTC has not been subsequently reversed, suspended or vacated;

(i) he/she/it has never been the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of (i) any Federal or State securities or commodities law or regulation, (ii) any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and desist order, or removal or prohibition order or (iii) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity;

(j) he/she/it has never been the subject of, or party to, any sanction or order, not subsequently reversed, suspended or vacated, or any self-regulatory organization, any registered entity, or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member;

(k) he/she/it has never been convicted of any felony or misdemeanor: (i) in connection with the purchase or sale of any security; (ii) involving the making of any false filing with the SEC; or (iii) arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment advisor or paid solicitor of purchasers of securities;

(l) he/she/it was never subject to a final order of a state securities commission (or an agency of officer of a state performing like functions); a state authority that supervises or examines banks, savings associations, or credit unions; a state insurance commission (or an agency or officer of a state performing like functions); an appropriate federal banking agency; the Commodity Futures Trading Commission; or the National Credit Union Administration that is based on a violation of any law or regulation that prohibits fraudulent, manipulative, or deceptive conduct;

(m) he/she/it has never been subject to any order, judgment or decree of any court of competent jurisdiction, that, at the time of such sale, restrained or enjoined him/her/it from engaging or continuing to engage in any conduct or practice: (i) in connection with the purchase or sale of any security; (ii) involving the making of any false filing with the SEC; or (iii) arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities;

(n) he/she/it has never been subject to any order of the SEC that orders him/her/it to cease and desist from committing or causing a future violation of: (i) any scienter-based anti-fraud provision of the federal securities laws, including, but not limited to, Section 17(a)(1) of the Securities Act, Section 10(b) of the Exchange Act and Rule 10b-5 thereunder, and Section 206(1) of the Advisers Act or any other rule or regulation thereunder; or (ii) Section 5 of the Securities Act;

(o) he/she/it has never been named as an underwriter in any registration statement or Regulation A offering statement filed with the SEC that was the subject of a refusal order, stop order, or order suspending the Regulation A exemption, or is, currently, the subject of an investigation or proceeding to determine whether a stop order or suspension order should be issued;

(p) he/she/it has never been subject to a United States Postal Service false representation order, or is currently subject to a temporary restraining order or preliminary injunction with respect to conduct alleged by the United States Postal Service to constitute a scheme or device for obtaining money or property through the mail by means of false representations;

(q) he/she/it is not subject to a final order of a state securities commission (or an agency of officer of a state performing like functions); a state authority that supervises or examines banks, savings associations, or credit unions; a state insurance commission (or an agency or officer of a state performing like functions); an appropriate federal banking agency; the Commodity Futures Trading Commission; or the National Credit Union Administration that bars the undersigned from: (i) association with an entity regulated by such commission, authority, agency or officer; (ii) engaging in the business of securities, insurance or banking; or (iii) engaging in savings association or credit union activities;

(r) he/she/it is not subject to an order of the SEC entered pursuant to section 15(b) or 15B(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or section 203(e) or 203(f) of the Investment Advisers Act of 1940, as amended (the “Advisers Act”), that: (i) suspends or revokes the undersigned’s registration as a broker, dealer, municipal securities dealer or investment adviser; (ii) places limitations on the activities, functions or operations of, or imposes civil money penalties on, such person; or (iii) bars the undersigned from being associated with any entity or from participating in the offering of any penny stock; and

(s) he/she/it has never been suspended or expelled from membership in, or suspended or barred from association with a member of, a securities self-regulatory organization (e.g., a registered national securities exchange or a registered national or affiliated securities association) for any act or omission to act constituting conduct inconsistent with just and equitable principles of trade.

9. The undersigned has full right and power, without violating any agreement by which he, she or it is bound, to enter into this letter agreement and to serve as a director of the Company.

10. The undersigned hereby waives any right to exercise conversion rights with respect to any shares of the Company’s common stock owned or to be owned by the undersigned, directly or indirectly (or to sell such shares to the Company in a tender offer), whether such shares be part of the Founders’ Common Stock or shares purchased by the undersigned in the IPO or in the aftermarket, and agrees not to seek conversion with respect to such shares in connection with any vote to approve a Business Combination (or sell such shares to the Company in a tender offer in connection with such a Business Combination).

11. (a) The undersigned hereby agrees to not propose, or vote in favor of, approving a definitive agreement for a Business Combination unless the Company has (i) announced that it has entered into a definitive agreement for an initial business combination or (ii) failed to timely consummate its initial business combination and has liquidated its trust account.

(b) The undersigned hereby agrees to not propose, or vote in favor of, an amendment to Article [Sixth] of the Certificate of Incorporation prior to the consummation of a Business Combination unless the Company provides public stockholders with the opportunity to convert their shares of Common Stock upon such approval in accordance with such Article Sixth thereof.

12. This letter agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction. Each of the Company and the undersigned hereby (i) agrees that any action, proceeding or claim against him arising out of or relating in any way to this letter agreement (a “Proceeding”) shall be brought and enforced in the courts of the State of New York of the United States of America for the Southern District of New York, and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive and (ii) waives any objection to such exclusive jurisdiction and that such courts represent an inconvenient forum. The undersigned irrevocably agrees to appoint [the law firm of Becker & Poliakoff LLP] as agent for the service of process in the State of New York to receive, for the undersigned and on his behalf, service of process in any Proceeding. If for any reason such agent is unable to act as such, the undersigned will promptly notify the Company and the Representative and appoint a substitute agent acceptable to each of the Company and the Representative within 30 days and nothing in this letter will affect the right of either party to serve process in any other manner permitted by law.

13. As used herein, (i) a “Business Combination” means a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities; (ii) “Insiders” means all officers, directors and sponsor of the Company immediately prior to the IPO; (iii) “Sponsor’s Common Stock” means all of the shares of Common Stock of the Company acquired by an Insider prior to the IPO; (iv) “IPO Shares” means the shares of Common Stock issued in the Company’s IPO; (v) “Private Securities” means the warrants that are being sold privately by the Company to the sponsor simultaneously with the consummation of the IPO; (vi) “Trust Agreement” means the Investment Management Trust Agreement between the Company and Continental Stock Transfer & Trust Company being entered into in connection with the IPO and governing the use of funds held in the Trust Account; (vii) “Trust Account” means the trust account into which a portion of the net proceeds of the IPO will be deposited; and (viii) “Registration Statement” means the Company’s registration statement on Form S-1 (SEC File No. 333-234282) filed with the Securities and Exchange Commission.

14. All communications hereunder, except as herein otherwise specifically provided, shall be in writing and shall be mailed, delivered by hand or reputable overnight courier or delivered by facsimile transmission (with printed confirmation of receipt) and confirmed, or by electronic transmission via PDF, and shall be deemed given when so mailed, delivered, or faxed or transmitted (or if mailed, three days after such mailing):

If to the Representative:

I-Bankers Securities, Inc.

535 5th Avenue

Suite 423

New York, New York 10017

Attn.: Mike McCrory, CEO

Email: mike@ibsgroup.net

Copy to (which copy shall not be deemed to constitute notice to the Representative):

Schiff Hardin LLP

901 K Street NW

Suite 700

Washington, DC 20001

Attn: Ralph V. De Martino, Esq.

Email: rdemartino@schiffhardin.com

Fax: (202) 778-6460

If to the Company:

GreenVision Acquisition Corp.

One Penn Plaza, 36th Floor

New York, NY 10019

Attn: David Fu, Chief Executive Officer

Email: david.fu@glo.com.cn

Copy to (which copy shall not be deemed to constitute notice to the Company):

Becker & Poliakoff LLP

45 Broadway, 17th Floor

New York, New York 10006

Attn: Brian Daughney, Esq.

Email: bdaughney@beckerlawyers.com

Fax: (212) 599-3322

If to the Insider to:

Jonathan Intrater

223 Palmer Street

Palmer, MA 01069

15. This Letter Agreement constitutes the entire agreement and understanding of the parties hereto in respect of the subject matter hereof and supersedes all prior understandings, agreements, or representations by or among the parties hereto, written or oral, to the extent they relate in any way to the subject matter hereof or the transactions contemplated hereby. This Letter Agreement may not be changed, amended, modified or waived (other than to correct a typographical error) as to any particular provision, except by a written instrument executed by all parties hereto.

[signature page follows]

[signature page to Insider Letter Agreement]

16. Each of the undersigned acknowledges and understands that the Underwriters and the Company will rely upon the agreements, representations and warranties set forth herein in proceeding with the IPO. Nothing contained herein shall be deemed to render the Underwriters a representative of, or a fiduciary with respect to, the Company, its stockholders or any creditor or vendor of the Company with respect to the subject matter hereof.

Print Name of Insider:	Jonathan Intrater

Address of Insider:	223 Palmer Street
Palmer, MA 01069

Acknowledged and Agreed:

Dated November 18, 2019

/s/ Jonathan Intrater
Name: Jonathan Intrater

I-Bankers Securities, Inc.

By:	/s/ Mike McCrory
Name:	Mike McCrory
Title:	Chief Executive Officer